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                                                                   Exhibit 10.67

                          PLEDGE AND SECURITY AGREEMENT

           This PLEDGE AND SECURITY AGREEMENT (this "Agreement") is dated as of January 31, 2003 and entered into by and among LEVI STRAUSS & CO., a Delaware corporation (the "Borrower"), each of THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of the Borrower (each of such undersigned Subsidiaries being a "Subsidiary Grantor" and collectively the "Subsidiary Grantors") and each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with Section 21 hereof (each of the Borrower, each Subsidiary Grantor
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and each Additional Grantor being a "Grantor" and collectively the "Grantors")
and CITICORP NORTH AMERICA, INC., as Administrative Agent for and representative of (in such capacities herein called the "Secured Party") the several financial institutions (the "Lenders") from time to time party to the Credit Agreement referred to below and the Selected Revolving Lenders (as defined in the Credit Agreement referred to below).

                             PRELIMINARY STATEMENTS

           A. Pursuant to that certain Credit Agreement dated as of January 31, 2003 by and among Levi Strauss & Co., a Delaware corporation, the Lenders from time to time party thereto, the several financial institutions party thereto as L/C Issuers, the several financial institutions party thereto as Joint Lead Arrangers and Joint Book Managers, the financial institutions party thereto as Co-Syndication Agents, the financial institution party thereto as Documentation Agent and Citicorp North America, Inc., as Swing Line Lender and Administrative Agent ("Administrative Agent") for the Lenders (said Credit Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Borrower.

           B. The Borrower, Levi Strauss International Group Finance Coordination Services Comm V.A., a Belgian corporation, or any successor thereto ("LSIFCS") and certain Material Domestic Subsidiaries of the Borrower may from time to time enter, or may from time to time have entered, into one or more Selected Revolving Lender Swap Contracts in accordance with the terms of the Credit Agreement, and it is desired that certain obligations of the Borrower, LSIFCS and such Material Domestic Subsidiaries under the Selected Revolving Lender Swap Contracts, including the obligation of the Borrower, LSIFCS and such Material Domestic Subsidiaries to make payments thereunder in the event of early termination or close out thereof, together with all Obligations of the Borrower under the Credit Agreement and the other Loan Documents and obligations of the Borrower and its Subsidiaries arising in connection with Selected Revolving Lender Cash Management Services, be secured hereunder until the payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments.

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           C.  The Borrower and certain of its Subsidiaries, may from time to time enter, or may from time to time have entered, into one or more arrangements for Selected Revolving Lender Cash Management Services in accordance with the terms of the Credit Agreement, and it is desired that obligations of the Borrower and such Subsidiaries arising in connection with such Selected Revolving Lender Cash Management Services, together with all Obligations of the Borrower under the Credit Agreement and the other Loan Documents and obligations of the Borrower and certain of its Subsidiaries arising under or in connection with Selected Revolving Lender Swap Contracts, be secured hereunder until the payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments.

           D. The Subsidiary Grantors have executed and delivered that certain Guaranty dated as of the date hereof (said Guaranty, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "Guaranty") in favor of the Secured Party for the benefit of the Lenders, Administrative Agent and the Selected Revolving Lenders, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all Obligations of the Borrower under the Credit Agreement, certain obligations of the Borrower and LSIFCS under the Selected Revolving Lender Swap Contracts, including the obligation of the Borrower and LSIFCS to make payments thereunder in the event of early termination or close out thereof and all obligations of the Borrower and its Subsidiaries arising in connection with the Selected Revolving Lender Cash Management Services.

           E. It is a condition precedent to the initial extensions of credit by the Lenders under the Credit Agreement that the Grantors listed on the signature pages hereof shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

           NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Secured Party to enter into the Credit Agreement and to induce the Selected Revolving Lenders to enter into the Selected Revolving Lender Swap Contracts and to provide the Selected Revolving Lender Cash Management Services, each Grantor hereby agrees with the Secured Party as follows:

SECTION 1. Grant of Security.
           -----------------

           Each Grantor hereby assigns to the Secured Party for security purposes only, and hereby grants to the Secured Party a security interest in, all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing, whether tangible or intangible, or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Collateral"):

           (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

           (b) all inventory in all of its forms, including (i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods and materials used or consumed in the

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manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by such Grantor and all accessions thereto and products thereof (collectively the "Inventory") and all negotiable and non-negotiable documents of title (including documents, warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "Negotiable Document of Title");

           (c) all accounts, contract rights, chattel paper, documents, instruments, letter-of-credit rights and other rights and obligations of any kind owned by or owing to such Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, letter-of-credit rights or other rights and obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, letter-of-credit rights and other rights and obligations being the "Accounts", and any and all such security agreements, leases and other contracts being the "Related Contracts");

           (d) all deposit accounts ("Deposit Accounts"), including the restricted deposit accounts established and maintained by the Secured Party pursuant to Section 11 hereof, together with (i) all amounts on deposit from
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time to time in such deposit accounts and (ii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, including Deposit Accounts set forth on Schedule 1(d) attached hereto, as Schedule 1(d) may be updated upon the execution of this Agreement by an Additional Grantor;

           (e) the "Securities Collateral", which term means:

               (i) all shares of stock, partnership interests, interests in joint ventures, limited liability company interests and all other equity interests now or hereafter owned by such Grantor in any Person that is, or becomes, a direct Domestic Subsidiary or Material Foreign Subsidiary of such Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing now or hereafter owned by such Grantor, including those set forth on Schedule 1(e)(i) attached hereto, as Schedule 1(e)(i) may be updated upon the execution of this Agreement by an Additional Grantor, and the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto (the "Pledged Interests"), and all dividends, distributions, returns of capital, cash, warrants, options, rights, instruments, rights to vote or manage the business of such Person pursuant to organizational documents governing the rights and obligations of the stockholders, partners, members or other owners thereof and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Interests; provided, that if the issuer of any of such Pledged Interests is a Material Foreign Subsidiary, the Pledged Interests shall not include any shares of stock of such issuer in excess of the number of shares of such issuer possessing up to but not exceeding 65% of the voting power of all classes of capital stock entitled to vote of such issuer, and all dividends, cash, warrants, rights, instruments and other property or

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     proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Interests;

                (ii) all indebtedness from time to time owed to such Grantor by any obligor that is, or becomes, a direct or indirect Subsidiary of such Grantor, or by any obligor of which such Grantor is a direct or indirect Subsidiary, including the indebtedness set forth on Schedule 1(e)(ii) attached hereto, as Schedule 1(e)(ii) may be updated upon the execution of this Agreement by an Additional Grantor, and issued by the obligors named therein, and the instruments evidencing such indebtedness (the "Pledged Indebtedness"), and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Indebtedness; and

                (iii) all other investment property, as that term is defined in the Uniform Commercial Code (the "UCC") as in effect in any applicable jurisdiction, of such Grantor;

           (f)  the "IP Collateral", which term means:

                (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including the trademarks set forth on Schedule 1(f)(i) attached hereto, as the same may be amended pursuant hereto from time to time) (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including the registrations and applications specifically set forth on Schedule 1(f)(i) attached hereto, as the same may be amended pursuant hereto from time to time) (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law) (the "Trademark Registrations"), all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill"), it being understood that the rights and interests included in the IP Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to Trademark applications and Trademarks presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties;

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                (ii)  all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including the patents and patent applications set forth on Schedule 1(f)(ii) attached hereto, as the same may be amended pursuant hereto from time to time), all rights (but not obligations) corresponding thereto (including the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of such Grantor or in the name of the Secured Party or the Lenders), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"), it being understood that the rights and interests included in the IP Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to Patent applications and Patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

                (iii) all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings and formulas owned by such Grantor (including the works set forth on Schedule 1(f)(iii) attached hereto, as the same may be amended pursuant hereto from time to time) (collectively, the "Copyrights"), all copyright registrations issued to such Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon by such Grantor in the United States and any state thereof and in foreign countries (including the registrations set forth on Schedule 1(f)(iii) attached hereto, as the same may be amended pursuant hereto from time to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor) or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including the right to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements of the Copyrights and Copyright Rights in the name of such Grantor or in the name of the Secured Party or the Lenders, it being understood that the rights and interests included in

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     the IP Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to Copyright applications and Copyrights presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties;

          (g) all information used or useful or arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas and all other proprietary information;

          (h) to the extent not included in any other paragraph of this Section 1, all general intangibles, including tax refunds, payment intangibles, other rights to payment or performance, choses in action, software and judgments taken on any rights or claims included in the Collateral;

          (i) all plant fixtures, business fixtures and other fixtures and storage and office facilities and all accessions thereto and products thereof;

          (j) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

          (k) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in any of such Grantor's rights or interests in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under, any license, contract or agreement to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

          Each item of Collateral listed in this Section 1 that is defined in
                                                 ---------
Articles 8 or 9 of the UCC shall have the meaning set forth in the UCC, as it exists on the date of this Agreement or as it may hereafter be amended, it being the intention of the Grantors that the description of

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the Collateral set forth above be construed to include the broadest possible range of assets, except for assets expressly excluded as set forth above.

          Notwithstanding anything herein to the contrary, neither the Borrower nor any Grantor shall be deemed to have granted a security interest in (i) any Principal Property, (ii) any capital stock of any Restricted Subsidiary, (iii) any Pledged Indebtedness of or issued by any Restricted Subsidiary, or (iv) any accounts or other property to the extent set forth in that certain Consent and Release Agreement, dated January 31, 2003, among Levi Strauss Financial Center Corporation as Seller and Servicer, Levi Strauss & Co. as Borrower and Originator, Levi Strauss Receivables Funding, LLC as Issuer, Citibank N.A. as Indenture Trustee and Citicorp North America, Inc. as Administrative Agent.

SECTION 2. Security for Obligations.
           ------------------------

          This Agreement secures, and the Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy
Code), of all Secured Obligations of such Grantor. "Secured Obligations" means:

          (a) with respect to the Borrower, all Obligations and liabilities of every nature of the Borrower now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and, until the payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments, all obligations and liabilities of every nature now or hereafter existing (i) under or arising out of or in connection with that certain Parent Guaranty the Borrower and the Administrative Agent dated as of January 31, 2003, (ii) of the Borrower, LSIFCS and each Material Domestic Subsidiary of the Borrower, under or arising out of or in connection with any Selected Revolving Lender Swap Contract and (iii) of the Borrower and each Subsidiary of the Borrower, arising out of or in connection with any Selected Revolving Lender Cash Management Services, provided that obligations
                                                    --------
arising out of or in connection with any Selected Revolving Lender Cash Management Services shall be Secured Obligations only to the extent such Selected Revolving Lender Cash Management Services are set forth on Schedule 2(a) attached hereto; and

          (b) with respect to each Subsidiary Grantor and Additional Grantor, all Obligations and liabilities of every nature of such Grantors now or hereafter existing under or arising out of or in connection with the Guaranty and, until the payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments, all obligations and liabilities of every nature now or hereafter existing (i) of the Borrower, LSIFCS and each Material Domestic Subsidiary of the Borrower, under or arising out of or in connection with any Selected Revolving Lender Swap Contract and (ii) of the Borrower and each Subsidiary of the Borrower, arising out of or in connection with any Selected Revolving Lender Cash Management Services, provided that
                                                             --------
obligations arising out of or in connection with any Selected Revolving Lender Cash Management Services shall be Secured Obligations only to the extent such Selected Revolving Lender Cash Management Services are set forth on Schedule 2(a) attached hereto; in each case

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together with all extensions or renewals thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to the Borrower or any other Grantor, would accrue on such obligations, whether or not a claim is allowed against the Borrower or such Grantor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination or close out of Selected Revolving Lender Swap Contracts, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party or any Lender or Selected Revolving Lender as a preference, fraudulent transfer or otherwise, and all obligations of every nature of the Grantors now or hereafter existing under this Agreement.

SECTION 3. Grantors Remain Liable.
           ----------------------

          Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4. Representations and Warranties.
           ------------------------------

     Each Grantor represents and warrants as follows:

          (a) Ownership of Collateral. Except as expressly permitted by the Credit Agreement and for the security interest created by this Agreement, such Grantor owns the Collateral owned by such Grantor free and clear of any Lien. Except as expressly permitted by the Credit Agreement and such as may have been filed in favor of the Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

          (b) Locations of Equipment and Inventory. All of the Equipment and Inventory is, as of the date hereof, or in the case of an Additional Grantor, the date of the applicable counterpart entered into pursuant to Section 21
                                                                ----------
hereof (each, a "Counterpart") located at the places set forth on Schedule 4(b) attached hereto, as Schedule 4(b) may be updated upon the execution of this Agreement by an Additional Grantor, except for Equipment and Inventory which, in the ordinary course of business, is in transit either (i) from a supplier or a processor to a Grantor, (ii) between the locations set forth on Schedule 4(b) attached hereto, (iii) from a supplier or a Grantor to a processor, or (iv) to customers of a Grantor.

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          (c)  Office Locations; Type and Jurisdiction of Organization. The
chief place of business, the chief executive office and the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts are, as of the date hereof, and, except as set forth on Schedule 4(c) attached hereto, have been for the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, located at the locations set forth on Schedule 4(c) attached hereto, as Schedule 4(c) may be updated upon the execution of this Agreement by such Additional Grantor; the type (i.e. corporation, limited partnership, etc.) and jurisdiction of organization of such Grantor are set forth on Schedule 4(c) attached hereto.

          (d) Names. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed or the signature pages hereof, except the names set forth on Schedule 4(d) attached hereto, as Schedule 4(d) may be updated upon the execution of this Agreement by an Additional Grantor.

          (e)  Delivery of Certain Collateral. Except as permitted by Section
6.15 of the Credit Agreement, all certificates or instruments (excluding checks) evidencing, comprising or representing the Collateral (including the Securities Collateral) have been delivered to the Secured Party duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

          (f) Securities Collateral. (i) All of the Pledged Interests set forth on Schedule 1(e)(i) attached hereto have been duly authorized and validly issued and are fully paid and non-assessable; (ii) all of the Pledged Indebtedness set forth on Schedule 1(e)(ii) attached hereto has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default; (iii) except as set forth on Schedule 1(e)(i) attached hereto, the Pledged Interests constitute all of the issued and outstanding shares of stock or other equity interests of each issuer thereof (subject to the proviso to Section 1(e)(i) hereof with respect to
                                          ---------------
shares of a foreign controlled corporation), and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Interests; (iv) the Pledged Indebtedness constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to such Grantor; (v) Schedule 1(e)(i) attached hereto sets forth all of the Pledged Interests owned by each Grantor on the date hereof; and (vi)
Schedule 1(e)(ii) attached hereto sets forth all of the Pledged Indebtedness in existence on the date hereof.

          (g)  IP Collateral.

               (i) a true and complete list of all Trademark Registrations and Trademark applications owned by such Grantor, in whole or in part, that are material to such Grantor's business is set forth on Schedule 1(f)(i) attached hereto;

               (ii) a true and complete list of all Patents and Patent applications owned by such Grantor, in whole or in part, that are material to such Grantor's business is set forth on Schedule 1(f)(ii) attached hereto;

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               (iii)  a true and complete list of all Copyright Registrations and applications for Copyright Registrations owned by such Grantor, in whole or in part, that are material to such Grantor's business is set forth on Schedule 1(f)(iii) attached hereto;

               (iv) after reasonable inquiry, such Grantor is not aware of any pending or threatened claim by any third party that any of the IP Collateral owned, held or used by such Grantor is invalid or unenforceable that is reasonably likely to have a Material Adverse Effect; and

               (v) after giving effect to the releases delivered on the Closing Date in respect of the Existing Credit Agreement, no effective security interest or other Lien covering all or any part of the IP Collateral is on file in the United States Patent and Trademark Office or the United States Copyright Office.

          (h) Perfection. The security interests in the Collateral granted to the Secured Party for the ratable benefit of the Lenders and the Selected Revolving Lenders hereunder constitute valid Liens on such Collateral, securing the payment of the Secured Obligations. Upon (i) the filing of UCC financing statements naming each Grantor as "debtor", naming the Secured Party as "secured party" and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 4(h) attached hereto, as Schedule 4(h) may be updated upon the execution of this Agreement by an Additional Grantor (ii) in the case of the Securities Collateral consisting of certificated securities or evidenced by instruments, delivery of the certificates representing such certificated securities and delivery of such instruments to the Secured Party, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, and (iii) in the case of the IP Collateral, in addition to the filing of such UCC financing statements, the filing of a Grant of Trademark Security Interest, substantially in the form of Exhibit I, and a Grant of Patent Security Interest, substantially in the form of Exhibit II, with the United States Patent and Trademark Office and the filing of a Grant of Copyright Security Interest, substantially in the form of Exhibit III, with the United States Copyright Office (each such Grant of Trademark Security Interest, Grant of Patent Security Interest and Grant of Copyright Security Interest being referred to herein as a "Grant"), the security interests in the Collateral granted to the Secured Party for the ratable benefit of the Lenders and the Selected Revolving Lenders will constitute perfected security interests therein, to the extent such security interests may be perfected by filing in the United States or by possession, prior to all other Liens (except for Liens expressly permitted by the Credit Agreement), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

SECTION 5. Further Assurances.
           ------------------

          (a) Generally. Each Grantor agrees that from time to time, at the expense of the Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) at the reasonable request of the Secured Party, mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of the Secured Party, each of its records pertaining to the Collateral, with a legend, in

                                       10          Pledge and Security Agreement
form and substance satisfactory to the Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the reasonable request of the Secured Party, deliver and pledge to the Secured Party hereunder all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party, (iii) execute and file such financing or continuation statements, or amendments thereto, agreements establishing that the Secured Party has control of Deposit Accounts and investment property and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail, (v) if requested by the Secured Party, promptly after the acquisition by such Grantor of any item of Equipment that is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (vi) within 45 days after the end of each Fiscal Quarter of the Borrower, deliver to the Secured Party copies of all such applications or other documents filed during such Fiscal Quarter and copies of all such certificates of title issued during such Fiscal Quarter indicating the security interest created hereunder in the items of Equipment covered thereby, (vii) at any reasonable time, upon request by the Secured Party, exhibit the Collateral to and allow inspection of the Collateral by the Secured Party, or persons designated by the Secured Party and (viii) at the Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to or the Secured Party's security interest in all or any part of the Collateral. Each Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

          (b) Securities Collateral. Without limiting the generality of the foregoing Section 5(a), each Grantor agrees that it will, upon obtaining any
          ------------
additional shares of stock or other securities required to be pledged hereunder, promptly (and in any event within ten Business Days) deliver to the Secured Party a Pledge Supplement, duly executed by such Grantor, in substantially the form of Exhibit IV (a "Pledge Supplement"), in respect of the additional Pledged Interests or Pledged Indebtedness to be pledged pursuant to this Agreement. Upon each delivery of a Pledge Supplement to the Secured Party, the representations and warranties contained in clauses (i)-(iv) of Section 4(f) hereof shall be
                                                ------------
deemed to have been made by such Grantor as to the Securities Collateral described in such Pledge Supplement as of the date thereof. Each Grantor hereby authorizes the Secured Party to attach each Pledge Supplement to this Agreement and agrees that all Pledged Interests or Pledged Indebtedness of such Grantor listed on any Pledge Supplement shall for all purposes hereunder be considered Collateral of such Grantor; provided, the failure of any Grantor to execute a
                            --------
Pledge Supplement with respect to any additional Pledged Interests or Pledged Indebtedness pledged pursuant to this Agreement

                                 11                Pledge and Security Agreement
shall not impair the security interest of the Secured Party therein or otherwise adversely affect the rights and remedies of the Secured Party hereunder with respect thereto.

          (c) IP Collateral. Without limiting the generality of the foregoing
Section 5(a), if any Grantor shall hereafter obtain rights to any new IP
------------
Collateral or become entitled to the benefit of (i) any Trademark Registration, application for Trademark Registration or renewals or extension of any Trademark Registration (ii) any Patent application or Patent or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement of any Patent or (iii) any Copyright Registration, application for Copyright Registration or renewals or extension of any Copyright Registration, then in any such case, the provisions of this Agreement shall automatically apply thereto. Each Grantor shall, within 45 days after the end of each Fiscal Quarter of the Borrower, notify the Secured Party in writing of any of the foregoing rights acquired by such Grantor after the date hereof or the date of the last such notice, as the case may be. Within 45 days after the end of each Fiscal Quarter of the Borrower during which any Grantor files an application for any (1) Trademark Registration; (2) Patent; or (3) Copyright Registration, such Grantor shall execute and deliver to the Secured Party an IP Supplement, substantially in the form of Exhibit V (an "IP Supplement"), pursuant to which such Grantor shall grant to the Secured Party a security interest to the extent of its interest in such IP Collateral. In addition, such Grantor shall, prior to the end of such 45-day period, in the case of Patents and Trademarks, record the IP Supplement with the United States Patent and Trademark Office or, in the case of Copyrights, record the IP Supplement with the Library of Congress Copyright Office of the United States. Upon delivery to the Secured Party of an IP Supplement, Schedules 1(f)(i), 1(f)(ii) and 1(f)(iii) attached hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include reference to any right, title or interest in any existing IP Collateral or any IP Collateral set forth on Schedule A to such IP Supplement. Each Grantor hereby authorizes the Secured Party to modify this Agreement without the signature or consent of any Grantor by attaching Schedules 1(f)(i), 1(f)(ii) and 1(f)(iii), as applicable, that have been modified to include such IP Collateral or to delete any reference to any right, title or interest in any IP Collateral in which any Grantor no longer has or claims any right, title or interest; provided, the failure of any Grantor to execute an IP Supplement with respect to
--------
any additional IP Collateral pledged pursuant to this Agreement shall not impair the security interest of the Secured Party therein or otherwise adversely affect the rights and remedies of the Secured Party hereunder with respect thereto. Notwithstanding the foregoing, Grantor shall not be required to record the security interest of the Secured Party in any IP Collateral, if such recordation would result in the grant of a Trademark Registration, Patent or Copyright Registration, or any application therefor, in the name of the Secured Party.

SECTION 6. Certain Covenants of the Grantors.
           ---------------------------------

     Each Grantor shall:

          (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral, except where such violation would not have a Material Adverse Effect;

          (b) notify the Secured Party of any change in such Grantor's name, identity or corporate structure within 30 days of such change;

                                 12                Pledge and Security Agreement

          (c) give the Secured Party 30 days' prior written notice of any change in such Grantor's chief place of business, chief executive office or residence or the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts or a reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor; and

          (d) if the Secured Party gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes.

SECTION 7. Special Covenants With Respect to Equipment and Inventory.
           ---------------------------------------------------------

     Each Grantor shall:

          (a) If such Grantor is a Subsidiary Grantor or an Additional Grantor, keep the Equipment and Inventory owned by such Subsidiary Grantor at the places therefor set forth on Schedule 4(b) attached hereto or, provided that such
                                                        --------
Subsidiary Grantor gives the Secured Party notice of any transfer of Equipment or Inventory within 60 days after such transfer, at such other places in jurisdictions where all action that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable the Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

          (b) except as otherwise expressly permitted by the Credit Agreement, cause the Equipment owned by such Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with such Grantor's past practices, and shall forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end; and Grantor shall promptly furnish to the Secured Party a statement respecting any material loss or damage to any of the Equipment owned by such Grantor, but only to the extent that such loss or damage is material to the Equipment owned by Company and its Subsidiaries, taken as a whole;

          (c) keep correct and accurate records of Inventory owned by such Grantor, itemizing and describing the kind, type and quantity of such Inventory, such Grantor's cost therefor and (where applicable) the current list prices for such Inventory;

          (d) notify all of any of such Grantor's agents or processors possessing or controlling any Inventory and all public warehouses in which Inventory is maintained of the Lien of the Secured Party in such Inventory;

          (e) upon the occurrence of an Event of Default, instruct all agents or processors of such Grantor possessing or controlling any Inventory and all public warehouses in which Inventory is maintained to hold all such Inventory for the account of the Secured Party and subject to the instructions of the Secured Party; and

          (f) such Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement.

                                 13                Pledge and Security Agreement

SECTION 8. Special Covenants with respect to Accounts and Related Contracts.
           ----------------------------------------------------------------

          (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the locations therefor set forth on Schedule 4(d) attached hereto, upon 30 days' prior written notice to the Secured Party, at such other location in a jurisdiction where all action that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable the Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper, and each Grantor agrees to render to the Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of the Secured Party, each Grantor shall deliver to the Secured Party complete and correct copies of each Related Contract.

          (b) Each Grantor shall, for not less than three years from the date on which each Account of such Grantor arose, maintain (i) complete records of such Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

          (c) Except as otherwise provided in this Section 8(c), each Grantor
                                                   ------------
shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at the Secured Party's direction, shall take) such action as such Grantor or the Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that the Secured Party shall have the right at any time, upon
--------
the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Secured Party and, upon such notification and at the expense of the Grantors, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from the Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17 hereof, and (ii) such Grantor shall not
                       ----------
adjust, settle or compromise the amount or payment of any Account,

                                 14                Pledge and Security Agreement
or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 9. Special Covenants With Respect to the Securities Collateral.
           -----------------------------------------------------------

          (a) Delivery. Each Grantor agrees that all certificates or instruments representing or evidencing the Securities Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations.

          (b) Covenants. Each Grantor shall, except as otherwise not prohibited by the Credit Agreement, (i) not permit any issuer of Pledged Interests to merge or consolidate unless all the outstanding capital stock or other equity interests of the surviving or resulting Person is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; provided, if the surviving or resulting Person upon any such merger
             --------
or consolidation involving an issuer of Pledged Interests which is a Material Foreign Subsidiary, then such Grantor shall only be required to pledge outstanding capital stock of such surviving or resulting Person possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such issuer entitled to vote; (ii) cause each issuer of Pledged Interests not to issue any stock, other equity interests or other securities in addition to or in substitution for the Pledged Interests issued by such issuer, except to such Grantor; (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, other equity interests or other securities of each issuer of Pledged Interests; (iv) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other equity interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of such Grantor; provided, notwithstanding anything contained in this
                            --------
clause (iv) to the contrary, such Grantor shall only be required to pledge the outstanding capital stock of a Material Foreign Subsidiary possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such Material Foreign Subsidiary entitled to vote and any such Grantor shall not be required to pledge the capital stock of any Restricted Subsidiary; (v) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to such Grantor by any obligor on the Pledged Indebtedness; provided, notwithstanding anything
                                         --------
contained in this clause (v) to the contrary, any such Grantor shall not be required to pledge any such instruments or other evidences of additional indebtedness owed to such Grantor by any Restricted Subsidiary; (vi) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to such Grantor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of such Grantor; provided, notwithstanding
                                               --------
anything contained in this clause (vi) to the contrary, any such Grantor shall not be required to pledge any such instruments or other evidences of indebtedness owed to such Grantor by any Restricted Subsidiary; (vii) promptly notify the Secured Party of any event of which such Grantor becomes aware causing loss or depreciation in

                                 15                Pledge and Security Agreement
the value of the Securities Collateral that has a Material Adverse Effect; and
(viii), at the request of the Secured Party, promptly execute and deliver to the Secured Party an agreement providing for the control, as that term is defined in the UCC, by the Secured Party of all securities entitlements and securities accounts of such Grantor.

          (c) Voting and Distributions. So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise
                                           --------
or refrain from exercising any such right if the Secured Party shall have notified such Grantor that, in the Secured Party's reasonable judgment, such action would have a Material Adverse Effect; and provided further, such Grantor
                                                 ----------------
shall give the Secured Party at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right (it being understood, however, that neither (A) the voting by such Grantor of any Pledged Interests for or such Grantor's consent to the election of directors or other members of a governing body of an issuer of Pledged Interests at a regularly scheduled annual or other meeting of stockholders or holders of equity interests or with respect to incidental matters at any such meeting, nor (B) such Grantor's consent to or approval of any action otherwise not prohibited under this Agreement and the Credit Agreement shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 9(c), and no notice of any
                                            ------------
such voting or consent need be given to the Secured Party); (ii) each Grantor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends, other distributions and interest paid in respect of the Securities Collateral; provided, any and all (A)
                                              --------
dividends, distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Securities Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Securities Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Securities Collateral, shall be, and shall forthwith be delivered to the Secured Party to hold as, Securities Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Secured Party as Securities Collateral in the same form as so received (with all necessary endorsements); and (iii) the Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies, dividend payment orders and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends, distributions, principal or interest payments which it is authorized to receive and retain pursuant to clause (ii) above.

          Upon the occurrence and during the continuation of an Event of Default, (x) upon written notice from the Secured Party to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (y) all rights of such Grantor to receive the dividends, other distributions and interest payments which it

                                       16          Pledge and Security Agreement
would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold as Securities Collateral such dividends, other distributions and interest payments; and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (ii) of the immediately preceding paragraph or clause (y) above shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to the Secured Party as Securities Collateral in the same form as so received (with any necessary endorsements).

               In order to permit the Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies, dividend payment orders and other instruments as the Secured Party may from time to time reasonably request, and (II) without limiting the effect of clause (I) above, each Grantor hereby grants to the Secured Party an irrevocable proxy to vote the Pledged Interests and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Interests would be entitled (including giving or withholding written consents of shareholders or other holders of equity interests, calling special meetings of shareholders or other holders of equity interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Interests on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Interests or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

SECTION 10. Special Covenants With Respect to the IP Collateral.
            ---------------------------------------------------

          (a)  Each Grantor shall:

               (i) diligently keep reasonable records respecting the IP Collateral and at all times keep at least one complete set of its records concerning such Collateral at its chief executive office or principal place of business;

               (ii) use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any IP Collateral acquired under such contracts;

               (iii) take any and all reasonable steps to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the IP Collateral, including where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

               (iv) use proper statutory notice in connection with its use of any of the IP Collateral, except where the failure to give such notice would not have a Material Adverse Effect;

                                       17          Pledge and Security Agreement

               (v)   use a commercially appropriate standard of quality
     (which may be consistent with such Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks; and

               (vi) furnish to the Secured Party from time to time at the Secured Party's reasonable request statements and schedules further identifying and describing any IP Collateral and such other reports in connection with such Collateral, all in reasonable detail.

          (b)  Except as otherwise provided in this Section 10, each Grantor
                                                    ----------
shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the IP Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, after the occurrence and during the continuance of any Event of Default at the Secured Party's reasonable direction, shall take) such action as such Grantor or the Secured Party may deem reasonably necessary or advisable to enforce collection of such amounts; provided, the Secured Party shall have the right at any time,
                 --------
upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to the Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Secured Party referred to in the proviso to the preceding sentence and during the continuation of any Event of Default, (i) all amounts and proceeds (including checks and other instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the IP Collateral or any portion thereof shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17 hereof, and (ii) such Grantor shall not
                       ----------
adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

          (c) Each Grantor shall have the duty diligently, through counsel reasonably acceptable to the Secured Party, to prosecute, file and/or make, unless and until such Grantor, in its commercially reasonable judgment, decides otherwise, (i) any application relating to any of the IP Collateral owned, held or used by such Grantor and set forth on Schedules 1(f)(i), 1(f)(ii) or 1(f)(iii) attached hereto, as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), (iii) application on any future patentable but unpatented innovation or invention comprising IP Collateral, and (iv) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all IP Collateral. Any expenses incurred in connection therewith shall be borne solely by the Grantors. Subject to the foregoing, each Grantor shall, within 45 days after the end of each Fiscal Quarter of the Borrower, give the

                                       18          Pledge and Security Agreement

Secured Party written notice of any abandonment of any IP Collateral registered with a Governmental Authority or any pending patent application or any Patent.

          (d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the IP Collateral. The Secured Party shall provide, at such Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including joining as a necessary party. Each Grantor shall, within 45 days after the end of each Fiscal Quarter of the Borrower, notify the Secured Party of the institution of, or of any adverse determination that would be reasonably likely to have a Material Adverse Effect in, any proceeding (whether in the United States Patent and Trademark Office, the United States Copyright Office or any federal, state, local or foreign court) or regarding such Grantor's ownership, right to use, or interest in any IP Collateral. Each Grantor shall provide to the Secured Party any information with respect thereto requested by the Secured Party.

          (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default, hereby assigns, transfers and conveys to the Secured Party the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes (including the IP Collateral) owned or used by such Grantor that relate to the Collateral and any other collateral granted by such Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable the Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral; provided,
                                                                    --------
however, the license granted under this Section 10(e) shall not be construed to
                                        -------------
limit such Grantor's ability to take reasonable steps, in accordance with its then current business practices, to protect and preserve the Trademarks, the Trademark Registrations, the Trademark Rights and the Associated Goodwill. This right shall inure to the benefit of all successors, assigns and transferees of the Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor. In addition, each Grantor hereby grants to the Secured Party and its employees, representatives and agents the right to visit such Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the IP Collateral (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable advance written notice to such Grantor and at reasonable dates and times and as often as may be reasonably requested. If and to the extent that any Grantor is permitted to license the IP Collateral, the Secured Party shall promptly enter into a non-disturbance agreement or other similar arrangement, at such Grantor's request and expense, with such Grantor and any licensee of any IP Collateral permitted hereunder in form and substance reasonably satisfactory to the Secured Party pursuant to which (i) the Secured Party shall agree not to disturb or interfere with such licensee's rights under its license agreement with such Grantor so long as such licensee is not in default thereunder, and


                                       19          Pledge and Security Agreement

(ii) such licensee shall acknowledge and agree that the IP Collateral licensed to it is subject to the security interest created in favor of the Secured Party and the other terms of this Agreement.

SECTION 11. Cash Collateral Accounts.
            ------------------------

          The Secured Party is hereby authorized to establish and maintain as blocked accounts in the name of the Borrower and under the sole dominion and control of the Secured Party, a restricted deposit account designated as "Levi Strauss & Co. Cash Collateral Account" (the "Cash Collateral Account") and a restricted deposit account designated as "Levi Strauss & Co. L/C Cash Collateral Account" the "L/C Cash Collateral Account"). All amounts at any time held in the Cash Collateral Account and the L/C Cash Collateral Account shall be beneficially owned by the Grantors but shall be held in the name of the Secured Party hereunder, for the benefit of the Lenders and the Selected Revolving Lenders, as collateral security for the Secured Obligations upon the terms and conditions set forth herein. The Grantors shall have no right to withdraw, transfer or, except as expressly set forth herein, otherwise receive any funds deposited into the Cash Collateral Account and the L/C Cash Collateral Account. Anything contained herein to the contrary notwithstanding, the Cash Collateral Account and the L/C Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect. All deposits of funds in the Cash Collateral Account and the L/C Cash Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of a Grantor) of immediately available funds, in each case addressed in accordance with instructions of the Secured Party. Each Grantor shall, promptly after initiating a transfer of funds to the Cash Collateral Account, give notice to the Secured Party by telefacsimile of the date, amount and method of delivery of such deposit. Cash held by the Secured Party in the Cash Collateral Account and the L/C Cash Collateral Account shall not be invested by the Secured Party but instead shall be maintained as a cash deposit in the Cash Collateral Account and the L/C Cash Collateral Account pending application thereof as elsewhere provided in this Agreement. To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Cash Collateral Account and the L/C Cash Collateral Account shall bear interest at the standard rate paid by the Secured Party to its customers for deposits of like amounts and terms. Subject to the Secured Party's rights hereunder, any interest earned on deposits of cash in the Cash Collateral Account and the L/C Cash Collateral Account shall be deposited directly in, and held in the Cash Collateral Account and the L/C Cash Collateral Account.

SECTION 12. Secured Party Appointed Attorney-in-Fact.
            ----------------------------------------

          Each Grantor hereby irrevocably appoints the Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Secured Party or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including:

          (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Administrative Agent pursuant to the Credit Agreement;


                                       20          Pledge and Security Agreement

     (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

     (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

     (e) except as otherwise permitted by the Credit Agreement, to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, any such payments made by the Secured Party to become Obligations of such Grantor to the Secured Party, due and payable immediately without demand;

     (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

     (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Grantors' expense, at any time or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 13. Secured Party May Perform.
            -------------------------

     If any Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantors under Section 18(b) hereof.
                      -------------

SECTION 14. Standard of Care.
            ----------------

     The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to

                                       21          Pledge and Security Agreement
have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

SECTION 15. Remedies.
            --------

     (a) Generally. If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Secured Party deems appropriate,
(iv) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with the Secured Party or any Lender and provide instructions directing the disposition of funds in Deposit Accounts not maintained with Secured Party or any Lender, (vii) provide entitlement orders with respect to security entitlements and other investment property] constituting a part of the Collateral, and (viii) without notice to any Grantor, transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Securities Collateral. The Secured Party or any Lender or Selected Revolving Lender may be the purchaser of any or all of the Collateral at any such sale and the Secured Party, as agent for and representative of the Lenders and the Selected Revolving Lenders (but not any Lender or Selected Revolving Lender in its individual capacity unless Required Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed

                                       22          Pledge and Security Agreement
therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, the Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by the Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section 15 will
                                                               ----------
cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 15 shall be specifically
                                          ----------
enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

          (b)  Securities Collateral.

               (i) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and the regulations promulgated thereunder (the "Securities Act") and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to the Secured Party by such Grantor pursuant hereto and notwithstanding the provisions of Section 9-610(c) of the UCC, which each Grantor hereby waives, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Secured Party determines to exercise its right to sell any or all of the Securities Collateral, upon written request, each Grantor shall and shall cause each issuer of any Pledged Interests to be sold hereunder from time to time to furnish to the Secured Party all such information as the Secured Party may request in order to determine the number of shares and other instruments included in the Securities Collateral which may be sold by the Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                                       23          Pledge and Security Agreement

               (ii) If the Secured Party shall determine to exercise its right to sell all or any of the Securities Collateral pursuant to this Section
                                                                      -------
     15, each Grantor agrees that, upon request of the Secured Party (which
     --
     request may be made by the Secured Party in its sole discretion), such Grantor will, at its own expense (A) execute and deliver, and cause each issuer of the Securities Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Secured Party, advisable to register such Securities Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (B) use its best efforts to qualify the Securities Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Securities Collateral, as requested by the Secured Party; (C) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of
     Section 11(a) of the Securities Act; (D) do or cause to be done all such other acts and things as may be necessary to make such sale of the Securities Collateral or any part thereof valid and binding and in compliance with applicable law; and (E) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its Obligations under this Section 15.
          ----------

               (iii) Without limiting the generality of Sections 10.04 and 10.05 of the Credit Agreement, in the event of any public sale described herein, each Grantor agrees to indemnify and hold harmless (to the maximum extent permitted under the Securities Act or other applicable law) the Secured Party, and each Lender and each Selected Revolving Lender and each of their respective directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such Persons may become subject or for which any of them may be liable, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will (to the maximum extent permitted under the Securities Act or other applicable law) reimburse the Secured Party and such other Persons for any legal or other expenses reasonably incurred by the Secured Party and such other Persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including any and all fees, costs and expenses whatsoever reasonably incurred by the Secured Party and such other Persons and counsel for the Secured Party and such other Persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This

                                       24          Pledge and Security Agreement
     indemnity shall be in addition to any liability which any Grantor may otherwise have and shall extend upon the same terms and conditions to each Person, if any, that controls the Secured Party or such Persons within the meaning of the Securities Act.

          (c) L/C Cash Collateral Account. If an Event of Default has occurred and is continuing and, in accordance with Section 8.02 of the Credit Agreement, the Borrower is required to pay to the Secured Party an amount (the "Aggregate Available Amount") equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding under the Credit Agreement, the Borrower shall deliver funds in such an amount for deposit in the L/C Cash Collateral Account. If for any reason the aggregate amount delivered by the Borrower for deposit in the L/C Cash Collateral Account as aforesaid is less than the Aggregate Available Amount, the aggregate amount so delivered by the Borrower shall be apportioned among all outstanding Letters of Credit for purposes of this Section 15 in accordance with the ratio of the maximum amount
                 ----------
available for drawing under each such Letter of Credit (as to such Letter of Credit, the "Maximum Available Amount") to the Aggregate Available Amount. Upon any drawing under any outstanding Letter of Credit in respect of which the Borrower has deposited in the L/C Cash Collateral Account any amounts described above, the Secured Party shall apply such amounts to reimburse the L/C Issuer for the amount of such drawing. In the event of cancellation or expiration of any Letter of Credit in respect of which the Borrower has deposited in the L/C Cash Collateral Account any amounts described above, or in the event of any reduction in the Maximum Available Amount under such Letter of Credit, the Secured Party shall apply the amount then on deposit in the L/C Collateral Account in respect of such Letter of Credit (less, in the case of such a reduction, the Maximum Available Amount under such Letter of Credit immediately after such reduction) first, to the payment of any amounts payable to the Secured Party pursuant to Section 17 hereof, second, to the extent of any
                          ----------
excess, to the cash collateralization pursuant to the terms of this Agreement of any outstanding Letters of Credit in respect of which the Borrower has failed to pay all or a portion of the amounts described above (such cash collateralization to be apportioned among all such Letters of Credit in the manner described above), third, to the extent of any further excess, to the payment of any other outstanding Secured Obligations in such order as the Secured Party shall elect, and fourth, to the extent of any further excess, to the payment to whomsoever shall be lawfully entitled to receive such funds.

          (d) Cash Collateral Account. If an Event of Default has occurred and is continuing, the Borrower shall deliver any and all cash dividends paid or payable to it or any of its Subsidiaries from any of its Subsidiaries from time to time for deposit in the Cash Collateral Account. Amounts in the Cash Collateral Account shall be applied in accordance with Section 17 hereof.
                                                       ----------

SECTION 16. Additional Remedies for IP Collateral.
            -------------------------------------

          (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) the Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, the Secured Party or otherwise, to enforce any IP Collateral, in which event each Grantor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all documents required by the Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify the Secured Party as provided in Sections
10.04 and 10.05 of the Credit

                                       25          Pledge and Security Agreement

Agreement and Section 18 hereof, as applicable, in connection with the exercise
              ----------
of its rights under this Section 16, and, to the extent that the Secured Party
                         ----------
shall elect not to bring suit to enforce any IP Collateral as provided in this
Section 16, each Grantor agrees to use all reasonable measures, whether by
----------
action, suit, proceeding or otherwise, to prevent the infringement of any of the IP Collateral by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from the Secured Party, each Grantor shall execute and deliver to the Secured Party an assignment or assignments of the IP Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the IP Collateral; and (iv) within five Business Days after written notice from the Secured Party, each Grantor shall make available to the Secured Party, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as the Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on the Secured Party's behalf and to be compensated by the Secured Party at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

            (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing,
(ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to the Secured Party of any rights, title and interests in and to the IP Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Secured Party as aforesaid, subject to any disposition thereof that may have been made by the Secured Party; provided, after giving effect to such reassignment, the Secured
               --------
Party's security interest granted pursuant hereto, as well as all other rights and remedies of the Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so
                           ----------------
reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to the Secured Party and Liens expressly permitted by the Credit Agreement.

SECTION 17. Application of Proceeds.
            -----------------------

            Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in Section 8.03 of the Credit Agreement.

                                       26          Pledge and Security Agreement

SECTION 18. Indemnity and Expenses.
            ----------------------

            (a) The Grantors jointly and severally agree to indemnify the Secured Party, each Lender and each Selected Revolving Lender from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from the Secured Party's or such Lender's or Selected Revolving Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

            (b) The Grantors jointly and severally agree to pay to the Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or
(iv) the failure by any Grantor to perform or observe any of the provisions hereof.

            (c) The obligations of the Grantors in this Section 18 shall (i)
                                                        ----------
survive the termination of this Agreement and the discharge of the Grantors' other Obligations under this Agreement, the Selected Revolving Lender Swap Contracts, the Selected Revolving Lender Cash Management Services, the Credit Agreement and the other Loan Documents and (ii), as to any Grantor that is a party to a Guaranty, be subject to the provisions of Section 1(b) thereof.

SECTION 19. Continuing Security Interest; Transfer of Loans; Termination and
            ----------------------------------------------------------------
            Release.
            -------

            (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (ii) be binding upon the Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), (A) but subject to the provisions of Section 10.07 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lenders herein or otherwise and (B) any Selected Revolving Lender may assign or otherwise transfer any Selected Revolving Lender Swap Contracts to which it is a party to any other Person in accordance with the terms of such Selected Revolving Lender Swap Contract, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Selected Revolving Lenders herein or otherwise.

            (b) Upon the payment in full of all Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable the Grantors. Upon any such termination the Secured Party will, at the Grantors' expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

                                       27          Pledge and Security Agreement

            (c) In addition, upon the proposed sale, transfer or other disposition of any Collateral by a Grantor in accordance with the Credit Agreement for which such Grantor desires to obtain a security interest release from the Secured Party, a security interest release may be obtained pursuant to the provisions of Section 10.19 of the Credit Agreement.

SECTION 20. Secured Party as Agent.
            ----------------------

            (a) The Secured Party has been appointed to act as the Secured Party hereunder by the Lenders and, by their acceptance of the benefits hereof, the Selected Revolving Lenders. The Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that the Secured Party shall
                                         --------
exercise, or refrain from exercising, any remedies provided for in Section 15
                                                                   ----------
hereof in accordance with the instructions of Required Lenders. In furtherance of the foregoing provisions of this Section 20(a), each Selected Revolving
                                    -------------
Lender, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Selected Revolving Lender that all rights and remedies hereunder may be exercised solely by the Secured Party for the benefit of the Lenders and the Selected Revolving Lenders in accordance with the terms of this Section 20(a).
        -------------

            (b) The Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to Section 9.09 of the Credit Agreement shall also constitute notice of resignation as the Secured Party under this Agreement; and appointment of a successor administrative agent pursuant to Section 9.09 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under Section 9.09 of the Credit Agreement by a successor administrative agent, that successor administrative agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring administrative agent's resignation hereunder as the Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Secured Party hereunder.

            (c) The Secured Party shall not be deemed to have any duty whatsoever with respect to any Selected Revolving Lender until it shall have received written notice in form and substance satisfactory to the Secured Party from a Grantor or the Selected Revolving Lender as to the existence and terms of the applicable Selected Revolving Lender Swap Contract or Selected Revolving Lender Cash Management Services.

                                       28          Pledge and Security Agreement

SECTION 21. Additional Grantors.
            -------------------

            The initial Subsidiary Grantors hereunder shall be such of the Subsidiaries of the Borrower as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Material Domestic Subsidiaries of the Borrower may become parties hereto as additional Grantors (each an "Additional Grantor"), by executing a counterpart substantially in the form of Exhibit VI annexed hereto. Upon delivery of any such counterpart to the
        ----------
Secured Party, notice of which is hereby waived by the Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of the Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 22. Amendments; Etc.
            ---------------

            No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party and, in the case of any such amendment or modification, by the Grantors; provided that Schedule 2(a) may be amended with respect to the
              --------
description of the Selected Revolving Lender Cash Management Services of any Selected Revolving Lender or the maximum amount secured in connection therewith by a writing delivered to the Secured Party signed solely by the Borrower and such Selected Revolving Lender; provided further that this Agreement may be
                                ----------------
modified by the execution of a counterpart by an Additional Grantor in accordance with Section 21 hereof and the Grantors hereby waive any requirement
                ----------
of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 23. Notices.
            -------

            Any notice or other communication herein required or permitted to be given shall be mailed, faxed or delivered to the applicable address or facsimile number and shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; and (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; provided, however, that notices and other communications
                        --------  -------
to the Secured Party shall not be effective until actually received. For the purposes hereof, the address and facsimile number of each party hereto shall be as provided in Section 10.02 of the Credit Agreement or as set forth under such party's name on the signature pages hereof or as set forth on Schedule A attached hereto, as Schedule A may be updated upon the execution of this Agreement by an Additional Grantor, or such other address or facsimile number as shall be designated by such party in a written notice delivered to the other parties hereto.

                                       29          Pledge and Security Agreement

SECTION 24. Failure or Indulgence Not Waiver; Remedies Cumulative.
            -----------------------------------------------------

            No failure or delay on the part of the Secured Party in the exercise of any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

SECTION 25. Severability.
            ------------

            If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 26. Headings.
            --------

            Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

SECTION 27. Governing Law; Terms; Rules of Construction.
            -------------------------------------------

            THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK applicable to agreements made and to be performed entirely within such State. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in Sections 1.02, 1.05 and 1.07 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

SECTION 28. Consent to Jurisdiction and Service of Process.
            ----------------------------------------------

            ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GRANTORS, THE SECURED PARTY, EACH LENDER AND EACH SELECTED REVOLVING LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE GRANTORS, THE SECURED PARTY, EACH LENDER AND EACH SELECTED REVOLVING LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS

                                       30          Pledge and Security Agreement

AGREEMENT. THE GRANTORS, THE SECURED PARTY, EACH LENDER AND EACH SELECTED REVOLVING LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

SECTION 29. Waiver of Jury Trial.
            --------------------

            EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THE AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 30. Counterparts; Effectiveness.
            ---------------------------

            This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Any counterpart of this Agreement may be transmitted and/or signed by facsimile. The effectiveness of such counterpart and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all parties to this Agreement. The Secured Party may also require that any such counterpart and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not
--------  -------
limit the effectiveness of any facsimile counterpart or signature.

        [The remainder of this page has been intentionally left blank.]

                                       31          Pledge and Security Agreement

            IN WITNESS WHEREOF, the Grantors and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                  LEVI STRAUSS & CO.


                                  By:___________________________________________
                                  Name:  Joseph M. Maurer
                                  Title: Vice President and Treasurer



                                  BATTERY STREET ENTERPRISES, INC.


                                  By:___________________________________________
                                  Name:  Joseph M. Maurer
                                  Title: Treasurer



                                  LEVI STRAUSS FINANCIAL CENTER CORPORATION


                                  By:___________________________________________
                                  Name:  Joseph M. Maurer
                                  Title: Treasurer



                                  LEVI STRAUSS GLOBAL FULFILLMENT SERVICES, INC.


                                  By:___________________________________________
                                  Name:  Joseph M. Maurer
                                  Title: Treasurer

                                   S-1         Pledge and Security Agreement

                                            LEVI STRAUSS GLOBAL OPERATIONS, INC.


                                            By:_________________________________
                                            Name:  Joseph M. Maurer
                                            Title: Treasurer


                                            LEVI STRAUSS INTERNATIONAL


                                            By:_________________________________
                                            Name:  Joseph M. Maurer
                                            Title: Treasurer


                                            LEVI STRAUSS INTERNATIONAL, INC.


                                            By:_________________________________
                                            Name:  Joseph M. Maurer
                                            Title: Treasurer


                                            LEVI'S ONLY STORES, INC.


                                            By:_________________________________
                                            Name:  Joseph M. Maurer
                                            Title: Treasurer


                                            NF INDUSTRIES, INC.


                                            By:_________________________________
                                            Name:  Joseph M. Maurer
                                            Title: Treasurer



                                       S-2         Pledge and Security Agreement

                                              CITICORP NORTH AMERICA, INC.,
                                              as Administrative Agent as Secured
                                              Party

                                              By:_______________________________
                                              Name:  Robert Chen
                                              Title: Vice President







                                       S-3         Pledge and Security Agreement

                                   Schedule A

Name                                     Notice Address and Facsimile Number for
----                                     ---------------------------------------
                                         each Subsidiary Grantor
                                         -----------------------





                                  Schedule A-1     Pledge and Security Agreement

                                SCHEDULE 1(d) TO
                          PLEDGE AND SECURITY AGREEMENT

                                Deposit Accounts
                                ----------------

                                 Schedule 1(d)-1   Pledge and Security Agreement

                               SCHEDULE 1(e)(i) TO
                          PLEDGE AND SECURITY AGREEMENT

----------------------------------------------------------------------------------------------------------------------
                            Class of Stock                                                            Percentage of
                               or Equity             Stock             Par          Number of          Outstanding
      Stock Issuer             Interest        Certificate Nos.       Value           Shares         Shares Pledged
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                               Schedule 1(e)(i)-1  Pledge and Security Agreement

                              SCHEDULE 1(e)(ii) TO
                          PLEDGE AND SECURITY AGREEMENT

-----------------------------------------------------------------------------------
                                                           Amount of
                     Debt Issuer                          Indebtedness
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

                               Schedule 1(e)(ii)-1 Pledge and Security Agreement

                               SCHEDULE 1(f)(i) TO
                          PLEDGE AND SECURITY AGREEMENT

U.S. Trademarks:
---------------

                                   Trademark              Registration        Registration
       Registered Owner           Description                Number               Date
       ----------------           -----------                ------               ----

Foreign Trademarks:
------------------
                                   Trademark              Registration        Registration
       Registered Owner           Description                Number               Date
       ----------------           -----------                ------               ----


                               Schedule 1(f)(i)-1  Pledge and Security Agreement

                              SCHEDULE 1(f)(ii) TO
                          PLEDGE AND SECURITY AGREEMENT

U.S. Patents Issued:
-------------------

     Patent No.                Issue Date                Invention                Inventor
     ----------                ----------                ---------                --------

U.S. Patents Pending:
--------------------

  Applicant's             Date            Application
      Name                Filed             Number            Invention          Inventor
      -----               -----             ------            ---------          --------

Foreign Patents Issued:
----------------------

     Patent No.                Issue Date                Invention                Inventor
     ----------                ----------                ---------                --------

Foreign Patents Pending:
-----------------------

  Applicant's             Date            Application
      Name                Filed             Number            Invention          Inventor
      -----               -----             ------            ---------          --------

                               Schedule 1(f)(ii)-1 Pledge and Security Agreement

                              SCHEDULE 1(f)(iii) TO
                          PLEDGE AND SECURITY AGREEMENT

U.S. Copyrights:
---------------

Title        Registration No.  Date of Issue    Registered Owner
-----        ----------------  -------------    ----------------



Foreign Copyright Registrations:
-------------------------------

Country      Title     Registration No.       Date of Issue
-------      -----     ----------------       -------------



Pending U.S. Copyright Registrations & Applications:
---------------------------------------------------

Title   Reference No.  Date of Application    Copyright Claimant
-----   -------------  -------------------    --------- --------



Pending Foreign Copyright Registrations & Applications:
------------------------------------------------------

Country      Title     Registration No.       Date of Issue
-------      -----     ----------------       -------------

                        Schedule 1(f)(iii)-1       Pledge and Security Agreement

                                SCHEDULE 2(a) TO
                          PLEDGE AND SECURITY AGREEMENT

                                                      Maximum Amount Secured in
        Selected            Description of Cash       Connection with such Cash
    Revolving Lender        Management Services          Management Services
    ----------------        -------------------          -------------------

                                 Schedule 2(a)-1   Pledge and Security Agreement

                                  SCHEDULE 4(b)
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                      Locations of Equipment and Inventory
                      ------------------------------------

    Name of Grantor              Locations of Equipment and Inventory
    ---------------              ------------------------------------

                                 Schedule 4(b)-1   Pledge and Security Agreement

                                  SCHEDULE 4(c)
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

             Office Locations, Type and Jurisdiction of Organization
             -------------------------------------------------------

                           Type of                              Jurisdiction
    Name of Grantor     Organization     Office Locations      of Organization
    ---------------     ------------     ----------------      ---------------

                                 Schedule 4(c)-1   Pledge and Security Agreement

                                  SCHEDULE 4(d)
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                                   Other Names
                                   -----------

    Name of Grantor                     Other Names
    ---------------                     -----------

                                 Schedule 4(d)-1   Pledge and Security Agreement

                                  SCHEDULE 4(h)
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                                 Filing Offices
                                 --------------

     Grantor                                              Filing Offices
     -------                                              --------------

                                 Schedule 4(h)-1   Pledge and Security Agreement

                                                                    EXHIBIT I TO
                                                   PLEDGE AND SECURITY AGREEMENT
                                                   -----------------------------

                 [FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

                      GRANT OF TRADEMARK SECURITY INTEREST

          WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

          WHEREAS, Pursuant to that certain Credit Agreement dated as of January 31, 2003 by and among Levi Strauss & Co., a Delaware corporation, the Lenders from time to time party thereto, the several financial institutions party thereto as L/C Issuers, the several financial institutions party thereto as Joint Lead Arrangers and Joint Book Managers, the financial institutions party thereto as Co-Syndication Agents, the financial institution party thereto as Documentation Agent and Citicorp North America, Inc., as Swing Line Lender and Administrative Agent ("Administrative Agent") for the Lenders (said Credit Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Borrower; and

          WHEREAS, the Borrower, Levi Strauss International Group Finance Coordination Services Comm V.A., a Belgian corporation, or any successor thereto ("LSIFCS") and certain Material Domestic Subsidiaries of the Borrower may from time to time enter, or may from time to time have entered, into one or more Selected Revolving Lender Swap Contracts; and

          WHEREAS, the Borrower and certain of its Subsidiaries, may from time to time enter, or may from time to time have entered, into one or more arrangements for Selected Revolving Lender Cash Management Services; and

          WHEREAS, pursuant to the terms of a Pledge and Security Agreement dated as of January 31, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Pledge and Security Agreement"), among Grantor, the Secured Party and the other grantors named therein, Grantor has agreed to create in favor of the Secured Party a secured and protected interest in, and the Secured Party has agreed to become a secured creditor with respect to, the Trademark Collateral;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Pledge and Security Agreement, Grantor hereby grants to the Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Trademark Collateral"):

                                       I-1         Pledge and Security Agreement

               (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by Grantor, or hereafter adopted and used, in its business (including the trademarks set forth on Schedule A attached hereto) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including the registrations and applications specifically set forth on Schedule A attached hereto) (the "Trademark Registrations"), all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill"), it being understood that the rights and interests included in the Trademark Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of Grantor pertaining to Trademark applications and Trademarks presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

               (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term "proceeds" includes whatever is receivable or received when Trademark Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         [The remainder of this page has been intentionally left blank.]

                                       I-2         Pledge and Security Agreement

     IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the __ day of _______, _____.

                                                 [NAME OF GRANTOR]

                                                 By:____________________________
                                                    Name:_______________________
                                                    Title:______________________


                                       I-3         Pledge and Security Agreement

                                   SCHEDULE A
                                       TO
                      GRANT OF TRADEMARK SECURITY INTEREST

                        United States
                          Trademark          Registration           Registration
Registered Owner         Description           Number                   Date
----------------         -----------           ------                   ----


                                       I-4         Pledge and Security Agreement

                                                                   EXHIBIT II TO
                                                   PLEDGE AND SECURITY AGREEMENT
                                                   -----------------------------

                   [FORM OF GRANT OF PATENT SECURITY INTEREST]

                        GRANT OF PATENT SECURITY INTEREST

                  WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

                  WHEREAS, Pursuant to that certain Credit Agreement dated as of January 31, 2003 by and among Levi Strauss & Co., a Delaware corporation, the Lenders from time to time party thereto, the several financial institutions party thereto as L/C Issuers, the several financial institutions party thereto as Joint Lead Arrangers and Joint Book Managers, the financial institutions party thereto as Co-Syndication Agents, the financial institution party thereto as Documentation Agent and Citicorp North America, Inc., as Swing Line Lender and Administrative Agent ("Administrative Agent") for the Lenders (said Credit Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Borrower; and

                  WHEREAS, the Borrower, Levi Strauss International Group Finance Coordination Services Comm V.A., a Belgian corporation, or any successor thereto ("LSIFCS") and certain Material Domestic Subsidiaries of the Borrower may from time to time enter, or may from time to time have entered, into one or more Selected Revolving Lender Swap Contracts; and

                  WHEREAS, the Borrower and certain of its Subsidiaries, may from time to time enter, or may from time to time have entered, into one or more arrangements for Selected Revolving Lender Cash Management Services; and

                  WHEREAS, pursuant to the terms of a Pledge and Security Agreement dated as of January 31, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Pledge and Security Agreement"), among Grantor, the Secured Party and the other grantors named therein, Grantor has agreed to create in favor of the Secured Party a secured and protected interest in, and the Secured Party has agreed to become a secured creditor with respect to, the Patent Collateral;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Pledge and Security Agreement, Grantor hereby grants to the Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Patent Collateral"):

                                      II-1         Pledge and Security Agreement

          (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by Grantor in whole or in part (including the patents and patent applications set forth on Schedule A attached hereto), all rights (but not obligations) corresponding thereto (including the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of Grantor or in the name of the Secured Party or the Lenders), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"), it being understood that the rights and interests included in the Patent Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of Grantor pertaining to patent applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

          (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term "proceeds" includes whatever is receivable or received when Patent Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

               Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         [The remainder of this page has been intentionally left blank.]

                                      II-2         Pledge and Security Agreement

          IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ____________, _____.

                                     [NAME OF GRANTOR]

                                     By:_____________________________
                                        Name:_________________________
                                        Title:________________________


                                      II-3         Pledge and Security Agreement

                                   SCHEDULE A
                                       TO
                        GRANT OF PATENT SECURITY INTEREST


Patents Issued:
--------------

    Patent No.              Issue Date               Invention                Inventor
    ----------              ----------               ---------                --------







Patents Pending:
---------------

      Applicant's          Date           Application
          Name             Filed            Number            Invention             Inventor
          ----             -----            ------            ---------             --------



                                      III-4        Pledge and Security Agreement

                                                                  EXHIBIT III TO
                                                   PLEDGE AND SECURITY AGREEMENT
                                                   -----------------------------

                 [FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

                      GRANT OF COPYRIGHT SECURITY INTEREST

                  WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

                  WHEREAS, Pursuant to that certain Credit Agreement dated as of January 31, 2003 by and among Levi Strauss & Co., a Delaware corporation, the Lenders from time to time party thereto, the several financial institutions party thereto as L/C Issuers, the several financial institutions party thereto as Joint Lead Arrangers and Joint Book Managers, the financial institutions party thereto as Co-Syndication Agents, the financial institution party thereto as Documentation Agent and Citicorp North America, Inc., as Swing Line Lender and Administrative Agent ("Administrative Agent") for the Lenders (said Credit Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Borrower; and

                  WHEREAS, the Borrower, Levi Strauss International Group Finance Coordination Services Comm V.A., a Belgian corporation, or any successor thereto ("LSIFCS") and certain Material Domestic Subsidiaries of the Borrower may from time to time enter, or may from time to time have entered, into one or more Selected Revolving Lender Swap Contracts; and

                  WHEREAS, the Borrower and certain of its Subsidiaries, may from time to time enter, or may from time to time have entered, into one or more arrangements for Selected Revolving Lender Cash Management Services; and

                  WHEREAS, pursuant to the terms of a Pledge and Security Agreement dated as of January 31, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Pledge and Security Agreement"), among Grantor, the Secured Party and the other grantors named therein, Grantor has agreed to create in favor of the Secured Party a secured and protected interest in, and the Secured Party has agreed to become a secured creditor with respect to, the Copyright Collateral;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Pledge and Security Agreement, Grantor hereby grants to the Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter

                                      III-1        Pledge and Security Agreement
existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Copyright Collateral"):

     (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings and formulas owned by Grantor (including the works set forth on Schedule A attached hereto) (collectively, the "Copyrights"), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon by Grantor in the United States and any state thereof and in foreign countries (including the registrations set forth on Schedule A attached hereto, as the same may be amended pursuant hereto from time to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor) or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including the right to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements of the Copyrights and Copyright Rights in the name of Grantor or in the name of the Secured Party or the Lenders, it being understood that the rights and interests included in the Copyright Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of Grantor pertaining to Copyright applications and Copyrights presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

     (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term "proceeds" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                                      III-2        Pledge and Security Agreement

        [The remainder of this page has been intentionally left blank.]

                                      III-3        Pledge and Security Agreement

     IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ___________, _____.

                                              [NAME OF GRANTOR]

                                              By:_____________________________
                                               Name:_________________________
                                               Title:__________________________

                                      III-4        Pledge and Security Agreement

                                   SCHEDULE A
                                       TO
                      GRANT OF COPYRIGHT SECURITY INTEREST

U.S. Copyrights:
---------------

Title         Registration No.  Date of Issue    Registered Owner
-----         ----------------  -------------    ----------------


Pending U.S. Copyright Registrations & Applications:
---------------------------------------------------

Title    Reference No.     Date of Application       Copyright Claimant
-----    -------------     -------------------       --------- ---------

                                      III-5        Pledge and Security Agreement

                                                                   EXHIBIT IV TO
                                                   PLEDGE AND SECURITY AGREEMENT
                                                   -----------------------------

                                PLEDGE SUPPLEMENT

          This Pledge Supplement, dated as of __________________, is delivered pursuant to the Pledge and Security Agreement, dated as of January 31, 2003 between ____________________, a _______________ ("Grantor"), the other Grantors named therein and Citicorp North America, Inc., as Administrative Agent as the Secured Party (said Pledge and Security Agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "Pledge and Security Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined).

          Grantor hereby agrees that the [Pledged Interests] [Pledged Indebtedness] set forth on the schedule attached hereto shall be deemed to be part of the [Pledged Interests] [Pledged Indebtedness] and shall become part of the Securities Collateral and shall secure all Secured Obligations.

          IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of _______________.

                                           [GRANTOR]

                                           By: ___________________________
                                           Title:

                                      IV-1         Pledge and Security Agreement

                                                                    EXHIBIT V TO
                                                   PLEDGE AND SECURITY AGREEMENT
                                                   -----------------------------

                                  IP SUPPLEMENT

          This IP SUPPLEMENT, dated as of _______, is delivered pursuant to and supplements (i) the Pledge and Security Agreement, dated as of January 31, 2003 (said Pledge and Security Agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "Pledge and Security Agreement"), among Levi Strauss & Co., the other Grantors named therein and Citicorp North America, Inc., as Administrative Agent as the Secured Party, and (ii) the [Grant of Trademark Security Interest] [Grant of Patent Security Interest] [Grant of Copyright Security Interest] dated as of January 31, 2003 (said [Grant of Trademark Security Interest] [Grant of Patent Security Interest] [Grant of Copyright Security Interest], as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "Grant"; the terms defined therein and not otherwise defined herein being used herein as therein defined) executed by Grantor.

          ["Grantor"] grants to the Secured Party a security interest in all of Grantor's right, title and interest in and to the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] set forth on Schedule A attached hereto. All such [Trademark Collateral] [Patent Collateral] [Copyright Collateral] shall be deemed to be part of the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] and shall be hereafter subject to each of the terms and conditions of the Pledge and Security Agreement and the Grant.

          IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of ______________.

                                           [GRANTOR]


                                           By:______________________________
                                               Name:
                                               Title:

                                       V-1         Pledge and Security Agreement

                                                                   EXHIBIT VI TO
                                                   PLEDGE AND SECURITY AGREEMENT
                                                   -----------------------------

                              [FORM OF COUNTERPART]

     COUNTERPART (this "Counterpart"), dated as of _______, is delivered pursuant to Section 21 of the Pledge and Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of January 31, 2003 (said Pledge and Security Agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "Pledge and Security Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Levi Strauss & Co., the other Grantors named therein and Citicorp North America, Inc., as Administrative Agent as the Secured Party. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Pledge and Security Agreement in accordance with Section 21 thereof and agrees to be bound by all of the terms thereof. Without limiting the generality of the foregoing, the undersigned hereby:

          (i) authorizes the Secured Party to add the information set forth on the Schedules to this Agreement to the correlative Schedules attached to the Pledge and Security Agreement/1/;

          (ii) agrees that all Collateral of the undersigned, including the items of property set forth on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and

          (iii) makes the representations and warranties set forth in the Pledge and Security Agreement, as amended hereby, to the extent relating to the undersigned.

                                           [NAME OF ADDITIONAL GRANTOR]


                                           By:______________________________
                                           Name:
                                           Title:

--------------
/1/ The Schedules to the Counterpart should include copies of all Schedules that identify collateral to be granted by the Additional Grantor.

                                      VI-1         Pledge and Security Agreement